UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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OTELCO INC.

(Name of Registrant as Specified in its Charter)

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April 11, 2014
Dear Stockholders:
It is my pleasure to invite you to Otelco Inc.’s 2014 Annual Meeting of Stockholders. We will hold this meeting on Thursday, May 15, 2014, at 11:00 a.m. local time, at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. At this meeting, you will vote to (i) elect seven directors named in the enclosed proxy statement; (ii) ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm; (iii) approve the Otelco Inc. 2014 Stock Incentive Plan; and (iv) approve, on an advisory basis, our executive compensation.
Enclosed, you will find a notice of meeting and proxy statement that contains further information about the agenda items and the meeting; a copy of our 2013 Annual Report; and a proxy card.
Your vote is important to us and our business. For example, if the Otelco Inc. 2014 Stock Incentive Plan is approved by our stockholders, we will be able to further align the compensation of our senior management and directors with the interests of our stockholders by utilizing equity awards as a significant portion of our 2014 compensation. This will serve the added benefit of conserving cash for the Company.
I encourage you to complete, date, sign and return the proxy card in order for your shares to be represented and voted at the meeting. Brokers, banks and other nominees are not allowed to vote your shares on any matters, other than the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm, in the event that you do not complete the proxy card or vote by one of the other available alternatives. It is important that your voice be heard on all items coming before this meeting.
Sincerely,

Stephen P. McCall
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 15, 2014
To the holders of Otelco Inc. Class A shares:
The annual meeting of the stockholders of Otelco Inc. will be held on Thursday, May 15, 2014, at 11:00 a.m. local time, at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. The purposes of the meeting are to:
1.
  Elect seven directors named in the enclosed proxy statement to serve until the annual meeting of stockholders to be held in 2015;
2.
  Ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm;
3.
  Approve the Otelco Inc. 2014 Stock Incentive Plan;
4.
  Approve, on an advisory basis, our executive compensation; and
5.
  Transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
Only holders of record of our Class A shares as of the close of business on March 17, 2014 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person. If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting.
IMPORTANT
Whether or not you expect to attend the meeting in person, we urge you to complete, date, sign and return the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy card will not prevent you from voting your shares in person at the meeting if you desire to do so, as your proxy card is revocable at your option. Please remember, your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of our 2014 Stock Incentive Plan or the approval, on an advisory basis, of our executive compensation if you do not complete and return the proxy card or vote by one of the other available alternatives. However, brokers, banks and other nominees will have discretion to vote uninstructed shares on the ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm.
By Order of the Board of Directors,

Curtis L. Garner, Jr.
Secretary
April 11, 2014
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 15, 2014  — Our proxy statement, proxy card and 2013 Annual Report are available on our website at www.OtelcoInc.com under the heading “Investor Relations — SEC Filings.”

i

Proxy Statement for 2014 Annual Meeting of Stockholders
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Otelco Inc. (the “Board”) of proxies to be voted at our annual meeting of stockholders, to be held on May 15, 2014, and at any meeting following postponement or adjournment of such annual meeting (the “Annual Meeting’’).
Unless the context requires otherwise, references in this proxy statement to “Otelco,” the “Company,” “we,” “us” or “our” refer to Otelco Inc. and its consolidated subsidiaries.
You are invited to attend the Annual Meeting, which will begin at 11:00 a.m. local time on Thursday, May 15, 2014 at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. If you plan to vote your shares in person at the Annual Meeting and your shares are held in “street name”  —  in an account with a bank, broker or other nominee  —  you must obtain a proxy issued in your name from such broker, bank or other nominee.
You can vote your shares by completing, dating, signing and returning the enclosed proxy card or, if you hold shares in “street name,” the voting form provided by your broker, bank or other nominee. A returned signed proxy card without an indication of how your shares should be voted will be voted FOR the election of all nominees for director as set forth under Proposal 1; FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm under Proposal 2; FOR the approval of the Otelco Inc. 2014 Stock Incentive Plan (the “Incentive Plan”) under Proposal 3; FOR the approval of the compensation of Otelco’s named executives under Proposal 4; and, with respect to any other matters which may properly come before the Annual Meeting, at the discretion of the proxy holders.
A quorum is required to hold the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. Our by-laws do not allow for cumulative voting. The seven nominees for director who receive the most votes will be elected as directors. The vote of a majority of the Class A shares present in person or by proxy at the Annual Meeting is required to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm. The vote of a majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the Incentive Plan is required to approve the Incentive Plan. The results of the advisory vote on executive compensation will be considered by the compensation committee of the Board.
This proxy statement and our 2013 Annual Report, along with the enclosed proxy card and voting instructions, are first being given or sent to stockholders on or about April 11, 2014.

Questions and Answers About This Proxy Material and Voting
Why did I receive this proxy statement?
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record of our Class A shares at the close of business on March 17, 2014, and, as such, you are entitled to vote at the Annual Meeting.
This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting in person to vote your shares.
Who can vote at the Annual Meeting?
The record date for the Annual Meeting is March 17, 2014. As such, only stockholders of record of our Class A shares at the close of business on March 17, 2014 will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on March 17, 2014 your Class A shares were registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or you may vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to complete, sign and date your proxy card and return the proxy card in the postage-paid envelope provided to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If at the close of business on March 17, 2014 your Class A shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of Class A shares held in “street name” and these proxy materials are being forwarded to you by such brokerage firm, bank, dealer or other similar organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of the Incentive Plan or the advisory approval of our executive compensation if you do not complete and return the proxy card or vote by one of the other available alternatives. However, banks, brokers and other nominees will have discretion to vote uninstructed shares on the ratification of the appointment of BDO USA, LLP as our Independent Registered Accounting Firm. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
What proposals will be voted on at the Annual Meeting?
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  The election of seven directors to serve until the annual meeting of stockholders to be held in 2015;
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  The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm;
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  The approval of the Incentive Plan; and
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  The approval, on an advisory basis, of the compensation of Otelco’s named executives.
The Board recommends that you vote FOR each of the nominees to the Board; FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm; FOR the approval of the Incentive Plan; and FOR the approval, on an advisory basis, of the compensation of Otelco’s named executives.

What different methods can I use to vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
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  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
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  To vote by proxy, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are a beneficial owner of Class A shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete, sign and date your proxy card and return it in the postage-paid envelope provided to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee.
Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy card. Your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of the Incentive Plan or the advisory approval of our executive compensation if you do not complete and return the proxy card or vote by one of the other available alternatives. However, brokers, banks and other nominees will have discretion to vote uninstructed shares on the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
How can I revoke my proxy?
You can revoke your proxy prior to the completion of voting at the Annual Meeting by giving written notice of your revocation to the Secretary of the Company at 505 Third Avenue East, Oneonta, Alabama 35121, Attention: Curtis L. Garner, Jr., Secretary; by delivering a later-dated proxy card; or by voting in person at the Annual Meeting.
What is the difference between Class A and Class B shares?
Class A shares receive one vote for each share held. Except in certain limited situations set forth in our certificate of incorporation, and except as required by applicable law, Class B shares are not entitled to vote. In addition, three of our seven directors (the “Special Directors”) must be acceptable to the holders of at least a majority of the Class B shares based on certain categories and must not have any material business or close personal relationships with or any history or any material business or close relationships with any or all of the agent under our senior credit facility, the lenders under our senior credit facility, our management, us or any of their respective affiliates. We have determined that Norman C. Frost, Brian A. Ross and Gary L. Sugarman meet the independence qualifications for Special Directors set forth above, and the holders of a majority of the Class B shares have determined that such director nominees are acceptable to them.
In general, if we declare and pay any dividend or other distribution on Class A shares, the holders of the Class B shares will be entitled to receive dividends or other distributions in respect of each Class B share in the same amount per share as the holders of Class A shares.
Holders of Class A shares do not have conversion rights. If all of our outstanding obligations under our senior credit facility have been satisfied in full and all of the commitments of the lenders under our senior credit facility have been terminated, then each Class B share will automatically convert into one Class A share.

Who will count the votes?
An independent representative of Corporate Communications, Inc. will tabulate the votes and be the independent inspector of elections to certify the results.
How many shares are outstanding?
As of the close of business on March 17, 2014, the record date for the Annual Meeting, there were 2,870,948 Class A shares outstanding and entitled to vote at the Annual Meeting and there were 232,780 Class B shares outstanding. Each Class A share outstanding as of the close of business on the record date is entitled to one vote at the Annual Meeting. Class B shares are not entitled to vote at the Annual Meeting.
What is the quorum requirement?
A quorum is required to hold the Annual Meeting. A quorum will be present if at least a majority of the Class A shares entitled to vote, or 1,435,475 Class A shares, are represented by stockholders present in person at the Annual Meeting or by proxy.
Abstentions will be counted as “shares present” at the Annual Meeting for the purpose of determining whether a quorum exists. However, abstentions will not be treated as votes cast for or against a matter and, accordingly, will not affect the outcome of any proposal to be voted on at the Annual Meeting, other than the proposal to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm. Proxies submitted by brokers, banks or other nominees that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are also considered “shares present,” but also will not be treated as votes cast for or against a matter and, accordingly, will not affect the outcome of any proposal to be voted on at the Annual Meeting, other than the proposal to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
How many votes are needed to approve each proposal?
For the election of seven directors, the seven nominees for director with the most FOR votes among votes properly cast will be elected as directors. Abstentions and broker non-votes will have no effect.
For the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm, the majority of the Class A shares present in person or by proxy at the Annual Meeting must vote FOR the proposal. Abstentions and broker non-votes will be counted as “shares present” at the Annual Meeting and will therefore have the effect of a vote AGAINST the proposal.
For the approval of the Incentive Plan, the majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the Incentive Plan must vote FOR the proposal. Abstentions and broker non-votes will have no effect.
The results of the advisory vote on executive compensation will be considered by the compensation committee of the Board.
When are stockholder proposals due for the annual meeting of stockholders to be held in 2015?
In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Secretary of the Company, Curtis L. Garner, Jr., at Otelco Inc., 505 Third Avenue East, Oneonta, Alabama 35121 and be received by no later than December 12, 2014. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting of stockholders, written notice must be received by us no later than February 14, 2015 and no earlier than January 15, 2015, and shall contain the information required by our by-laws. You may contact Curtis L. Garner, Jr. at the above described address for a copy of the relevant provisions of our by-laws regarding the requirements for making stockholder proposals and nominating director candidates.
How much will this proxy solicitation cost?
We bear all of the expenses incurred in connection with the solicitation of proxies, including costs incurred by brokers, fiduciaries and custodians in forwarding proxy materials to beneficial owners of Class

A shares held in their name. Officers or other employees of the Company may, without additional compensation, solicit proxies in person or by telephone. We expect the total costs of this proxy solicitation to be approximately $35,000.
Does the Company have a policy about directors’ attendance at annual meetings of stockholders?
We do not have a policy about directors’ attendance at annual meetings of stockholders. All seven of our directors attended last year’s annual meeting of stockholders and we anticipate that a majority of the directors will attend the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days of the Annual Meeting and noted on our website at www.OtelcoInc.com.
Where are the Company’s principal executive offices?
Our principal executive offices are located at 505 Third Avenue East, Oneonta, Alabama 35121.

Governance of the Company
The Board has three standing committees: the audit committee; the compensation committee; and the nominating and corporate governance committee. All three committees are comprised solely of independent directors. During 2013, the Board held eight meetings and the audit, compensation and nominating and corporate governance committees held seven, five and three meetings, respectively. During 2013, each director attended all of the meetings of the Board and all of the meetings of the committees thereof on which he served during 2013. The Board and committees held executive sessions without management present as required in the conduct of regular business. Our code of ethics, corporate governance policies and the charters of each committee of the Board may be viewed on our website at www.OtelcoInc.com. The nominating and corporate governance committee recommended and the Board approved the committee membership noted below, which utilizes six independent directors.
Ultimate responsibility for risk oversight lies with the Board and the audit committee. The Board regularly discusses the various risks to our business with senior management, including risks related to acquisitions, financing, changes in the telecommunications industry, our strategic plans and financial covenants. Risks related to financial disclosure and accounting controls are handled initially by the audit committee.
On June 18, 2013, Stephen P. McCall was appointed Chairman of the Board. Mr. McCall replaced Michael D. Weaver, who remained a director and our President and Chief Executive Officer. The Board believes that this change is in the best interests of the Company and our stockholders because it allows Mr. Weaver to focus primarily on his management responsibilities and Mr. McCall to oversee and manage the Board and its functions.
Audit Committee — Andrew Meyers, Brian A. Ross, Howard J. Haug (chair).
The principal duties and responsibilities of our audit committee (all of the members of which are independent directors under the NASDAQ Stock Market’s listing standards) are to monitor our financial reporting process and internal control system; to appoint and replace our independent outside auditors from time to time, determine the compensation of our independent outside auditors and other terms of engagement and oversee their work; and to oversee our compliance with legal, ethical and regulatory matters. The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The audit committee operates under a charter, which is available on our website at www.OtelcoInc.com. The audit committee recommends that stockholders vote FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
The Board has determined that Howard J. Haug and Brian A. Ross qualify as audit committee financial experts.
Compensation Committee — Norman C. Frost, Stephen P. McCall, Andrew Meyers (chair).
The principal duties and responsibilities of our compensation committee (all of the members of which are independent directors under the NASDAQ Stock Market’s listing standards) are to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and outside directors and to consider appropriate disclosure relating to these matters; to administer the operation of our compensation plans; to review and approve the compensation of our Chief Executive Officer and our other executive officers; and to provide oversight concerning selection of officers, management succession planning, performance of individual executives and related matters. The compensation committee has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The compensation committee operates under a charter, which is available on our website at www.OtelcoInc.com. The compensation committee recommends that stockholders vote FOR the approval of the Incentive Plan and FOR the approval, on an advisory basis, of the compensation of Otelco’s named executives.

Nominating and Corporate Governance Committee — Norman C. Frost, Howard J. Haug, Gary L. Sugarman (chair).
The principal duties and responsibilities of our nominating and corporate governance committee (all of the members of which are independent directors under the NASDAQ Stock Market’s listing standards) are to establish criteria for Board and committee membership; to recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board; to make recommendations regarding proposals submitted by our stockholders; and to make recommendations to the Board regarding corporate governance matters and practices. The nominating and corporate governance committee operates under a charter, which is available on our website at www.OtelcoInc.com. The nominating and corporate governance committee recommends that stockholders vote FOR the election of the seven director nominees named in this proxy statement.
Minimum Qualifications and Key Criteria for Director Nominees
The nominating and corporate governance committee has established the following minimum qualifications and key criteria for evaluating prospective director nominees:
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  Reputation for integrity, strong moral character and adherence to high ethical standards.
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  Demonstrated business acumen and experience, preferably in a public company, and ability to think strategically; exercise sound business judgments and common sense; and work constructively in a group in matters that relate to our current and long-term objectives. Preference for understanding of the rural and competitive markets we serve.
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  Ability to read and understand basic financial statements and other financial information pertaining to the Company.
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  Knowledge of the information and communications technology industry; demonstrated use of industry technology; and a commitment to understand the Company and drive its business and strategic direction.
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  Basic understanding of and/or experience with the acquisition process, including negotiations and funding.
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  Commitment and ability to regularly attend and participate in meetings of the Board and committees of the Board, the number of other company boards on which the candidate serves and the ability to generally fulfill all responsibilities as a director.
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  Willingness to represent and act in the interests of all of our stockholders rather than the interests of a particular group.
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  Good health and ability to serve.
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  For prospective non-employee directors, independence under Securities and Exchange Commission and applicable stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.
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  Willingness to accept the nomination to serve as a director.
Other Factors for Potential Consideration
The nominating and corporate governance committee will also consider the following factors in connection with its evaluation of each prospective nominee:
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  Although the Board has no formal policy regarding diversity, the nominating and corporate governance committee will consider whether the prospective nominee will foster a diversity of skills and experiences.
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  For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as financially literate or as an audit committee financial expert under applicable Securities and Exchange Commission and stock exchange rules.

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  For incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including meeting attendance, level of participation and overall contribution to the Company, including peer evaluation feedback.
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  Composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
Process for Identifying, Evaluating and Recommending Nominees
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  The nominating and corporate governance committee initiates the process of identifying, evaluating and recommending potential nominees by preparing a slate of potential candidates who, based on their biographical information and other information available to the nominating and corporate governance committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).
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  Outside Advisors.   The nominating and corporate governance committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.
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  Stockholder Suggestions for Potential Nominees.   The nominating and corporate governance committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the written materials set forth below to the Company addressed to the chairman of the nominating and corporate governance committee at Otelco Inc., 505 Third Avenue East, Oneonta, Alabama 35121, Attention: Chairman of Nominating and Corporate Governance Committee. To be timely, the materials must be submitted within the time permitted in our by-laws for submission of a stockholder proposal for inclusion in our proxy statement for the subject annual meeting.
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  The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholder(s) making the nomination and the amount of the Company’s securities which are owned beneficially and of record by such stockholder(s); (3) a representation that the stockholder of record is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials and intends to appear in person or by proxy at the annual meeting to propose such nomination; (4) a representation as to whether the stockholder or the beneficial owner intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the proposed nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposed nomination; and (5) any other information that we may reasonably require to determine the eligibility of such proposed nominee to serve as a director.
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  The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee from any other source.
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  Nomination of Incumbent Directors.   The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.
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  For incumbent directors standing for re-election, the nominating and corporate governance committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation and overall contribution to the Company, feedback from peer evaluations, the number of other company boards on which the individual serves, the composition of the Board at that time and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

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  Management Directors.   The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors are independent under applicable Securities and Exchange Commission and stock exchange rules.
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  After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the nominating and corporate governance committee and by our Chief Executive Officer.
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  Upon completion of the above procedures, the nominating and corporate governance committee will determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting.
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  The Board will select the slate of nominees only from candidates identified, screened and approved by the nominating and corporate governance committee.
Stockholder Communications with the Board
The Board has a process for stockholders to communicate with it. For more information, please see the investor relations section of our website at www.OtelcoInc.com. Other information contained on our website does not constitute a part of this proxy statement.

Report of the Audit Committee
The audit committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls, the financial reporting process and the preparation of the Company’s consolidated financial statements. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s consolidated financial statements and assessing the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting.
In this context, the audit committee has met and held discussions with management and BDO USA, LLP, the Company’s Independent Registered Public Accounting Firm, with and without management present, on at least a quarterly basis. Management represented to the audit committee that the Company’s audited consolidated financial statements and its unaudited quarterly consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Registered Public Accounting Firm. The audit committee meets with management and the Independent Registered Public Accounting Firm together and individually, as required, at each meeting. The audit committee discussed with the Independent Registered Public Accounting Firm all communications required by the PCAOB in Rule 3200T and the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees).
During 2013, the audit committee reviewed management’s documentation for maintaining adequate internal controls over financial reporting to meet continuing compliance requirements under Section 404 of the Sarbanes-Oxley Act of 2002. Management continues to utilize the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (1992). Based upon its assessment, management concluded that, as of December 31, 2013, the Company’s internal controls and procedures were effective based upon these criteria. BDO USA, LLP, in accordance with the standards of the PCAOB, expressed an unqualified opinion thereon.
In addition, the audit committee has discussed with representatives of the Independent Registered Public Accounting Firm the Independent Registered Public Accounting Firm’s independence from the Company and its management, and has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Registered Public Accounting Firm’s communications with the audit committee concerning independence.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that the 2013 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.
The audit committee reviewed and approved the engagement proposals from BDO USA, LLP for the 2013 quarterly reviews and annual audit of the Company’s consolidated financial statements and internal controls and from Warren, Averett, Kimbrough & Marino, LLC for federal and state income tax preparation, tax consulting services and the audit of our 401(k) plan in advance of the provision of those services.
THE AUDIT COMMITTEE
Howard J. Haug, Chairman
Andrew Meyers
Brian A. Ross

Beneficial Ownership of Common Stock
The following table sets forth information regarding the beneficial ownership of Class A shares and Class B shares by:
•
  each person who is known by us to beneficially own more than 5% of either class of our common stock;
•
  each member of our Board;
•
  each of our named executive officers; and
•
  all members of our Board and our executive officers as a group.
The amounts and percentages of shares beneficially owned are reported as of March 17, 2014 on the basis of Securities and Exchange Commission regulations governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities that he, she or it has a right to acquire within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which that person has no economic interest.
Except as indicated in the footnotes to the following table, each person has sole voting and investment power with respect to all shares attributable to such person.

	Class A Shares		Class B Shares(11)
	Shares Beneficially Owned		Shares Beneficially Owned
Name	Number	%(12)	Number	%(12)
Ira Sochet(1)	251,469	8.8%	—	—
Aristides Capital LLC(2)	177,779	6.2%	—	—
GE Capital Equity Investments, Inc.(3)	—	—	89,529	38.5%
CoBank, ACB(4)	—	—	73,085	31.4%
Raymond James Bank, N.A.(5)	—	—	25,565	11.0%
Union Bank, N.A.(6)	—	—	19,122	8.2%
CIBC Inc.(7)	—	—	13,298	5.7%
Webster Bank, National Association(8)	—	—	12,181	5.2%
Norman C. Frost	—	—	—	—
Howard J. Haug(9)	520	*	—	—
Stephen P. McCall	—	—	—	—
Andrew Meyers	—	—	—	—
Brian A. Ross	1,000	*	—	—
Gary L. Sugarman	200	*	—	—
Michael D. Weaver	9,916	*	—	—
Dennis K. Andrews	451	*	—	—
Curtis L. Garner, Jr.(10)	3,209	*	—	—
Robert J. Souza	—	—	—	—
Edwin D. Tisdale	54	*	—	—
All directors and executive officers as a group (13 persons)	15,453	*	—	—

(1)
  Based on a Schedule 13D filed on March 13, 2013 with the Securities and Exchange Commission by Ira Sochet as of March 13, 2013. Ira Sochet’s address is P.O. Box 398537, Miami Beach, Florida 33239.

(2)
  Based on a Schedule 13G filed on March 10, 2014 with the Securities and Exchange Commission by Christopher M. Brown, Aristides Capital LLC, Aristides Fund QP, LP and Aristides Fund LP. As stated in such Schedule 13G, Aristides Fund QP, LP and Aristides Fund LP directly own the Class A shares reported above, and Mr. Brown and Aristides Capital LLC may be deemed to beneficially own the Class A shares owned directly by such entities. The address of each of Christopher M. Brown, Aristides Capital LLC, Aristides Fund QP, LP and Aristides Fund LP is 3499 Brookside Road, Ottawa Hills, Ohio 43606.
(3)
  GE Capital Equity Investments, Inc.’s address is 201 Merritt 7, Norwalk, Connecticut 06851.
(4)
  CoBank, ACB’s address is 5500 South Quebec Street, Greenwood Village, Colorado 80111.
(5)
  Raymond James Bank, N.A.’s address is 710 Carillon Parkway, St. Petersburg, Florida 33716.
(6)
  Union Bank, N.A.’s address is 445 South Figueroa Street, Los Angeles, California 90071.
(7)
  CIBC Inc.’s address is 425 Lexington Avenue, Floor 2, New York, New York 10017.
(8)
  Webster Bank, National Association’s address is 185 Asylum Street, Hartford, Connecticut 06103.
(9)
  Includes 10 Class A shares held by Mr. Haug’s wife.
(10)
  Includes 328 Class A shares held by Uniform Gifts to Minors Act accounts for the benefit of Mr. Garner’s grandchildren. Mr. Garner is the custodian of such accounts. Mr. Garner disclaims beneficial ownership of these Class A shares. In addition, also includes 2,719 Class A shares which Mr. Garner owns jointly with his spouse.
(11)
  Each holder of Class B shares has entered into the registration agreement and the stockholders’ agreement described herein. See “Other Relationships and Transactions with Executives — Registration Agreement” and “Other Relationships and Transactions with Executives — Stockholders’ Agreement.”
(12)
  The percentage of class ownership was determined by dividing the number of shares shown in the table by 2,870,948 and 232,780, the total number of outstanding Class A shares and Class B shares on March 17, 2014, respectively.
Bring-Along Rights
Our certificate of incorporation provides that, at any point following the occurrence of certain triggering events set forth in our certificate of incorporation, in the event that one or more holders of Class B shares, acting together or pursuant to a common plan or arrangement, dispose of 50% or more of the Class B shares then owned by all holders of Class B shares, then the selling holders may, at their option, require the other stockholders of the Company to dispose of all or, if applicable, a pro rata portion of the Class A and Class B shares held by them for the same consideration per share and otherwise on the same terms and conditions upon which the selling holders effect the disposition of their shares.
Sale Covenant
Both our certificate of incorporation and our senior credit facility contain a covenant generally requiring us to sell all of our equity interests or substantially all of our assets within 180 days after the occurrence of certain triggering events set forth in our certificate of incorporation and our senior credit facility.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Class A shares to file reports regarding their ownership and changes in ownership of our shares with the Securities and Exchange Commission. We believe that, during 2013, our directors, executive officers and 10% Class A holders complied with all Section 16(a) filing requirements. In making the statements set forth in this section, we have relied solely upon an examination of the copies of Forms 3, 4 and 5, and amendments thereto, furnished to us and the written representations of our directors, executive officers and 10% Class A holders.
Compensation Committee Interlocks and Insider Participation
Until May 24, 2013, the members of our compensation committee were Messrs. Robert E. Guth, William F. Reddersen and William Bak (chair), each of whom was a member of the Board prior to our emergence from bankruptcy. On May 24, 2013, in connection with our emergence from bankruptcy, each of these individuals ceased to be a member of the Board and our compensation committee. Since May 24, 2013, the members of our compensation committee have been Messrs. Norman C. Frost, Stephen P. McCall and Andrew Meyers (chair). None of Messrs. Bak, Frost, Guth, McCall, Meyers or Reddersen has ever been an officer or employee of the Company or any of its subsidiaries, or has ever had any other non-trivial professional, family or financial relationship with the Company or its executives, other than his current or previous directorship. For 2013, no executive officer of the Company served on the compensation committee or board of directors of any other entity that had any executive officer who also served on our compensation committee or Board.

Compensation Discussion and Analysis
The compensation committee of the Board establishes our executive compensation policy and monitors its implementation. This includes setting total compensation levels for our Chief Executive Officer, Chief Financial Officer and other executive officers in line with appropriate industry information and assigned responsibilities; balancing the retention of talent and compensation cost to us; and establishing the components of executive compensation. Our compensation committee also reviews our Chief Executive Officer’s recommendations with respect to compensation for other executives before the presentation of such recommendations to the Board. The compensation committee directly employs external expert resources as required to provide supporting information for carrying out its mission. The Board approves the policies and the base and incentive compensation for the executives based on the compensation committee’s recommendations.
Compensation Philosophy
Our executive compensation philosophy is based on the principles of competitive and fair compensation for sustained performance.
Competitive and Fair Compensation
We are committed to providing an executive compensation program that helps attract and retain highly qualified executive officers. To ensure that compensation is competitive, the compensation committee compares our compensation practices with those of other companies in our industry and sets our compensation guidelines based on this review. The compensation committee considered a number of different potential groups of peer companies within the broad construction of the telecommunications industry. It determined that a peer group of companies including Alaska Communications Systems Group; Alteva, Inc.; CBeyond Inc.; Cogent Communications Group; Consolidated Communications Holdings; 8X8 Inc.; GTT Communications, Inc.; Hawaiian Telecom Holdco Inc.; Hickory Tech Corp.; Lumos Networks Corp.; New Ulm Telecom Inc.; Orbcomm Inc.; Shenandoah Telecommunications Co.; and Towerstream Corp. provided the best industry comparison. The compensation committee also reviewed a number of studies that expanded beyond the telecommunications market and were more size specific to the Company.
The compensation committee’s analysis reviewed total compensation levels for senior management positions, including the components of base salary, incentive and bonus plans; current and long-term components; cash and non-cash compensation; and severance and change-in-control payments. In 2013, the compensation committee engaged Aon Hewitt to review the Company’s incentive compensation plans and identify potential alternative approaches for the compensation committee to consider. Pending stockholder approval of the Incentive Plan, the committee structured cash bonus targets based on performance measures of earnings before interest, tax, depreciation and amortization (“EBITDA”), revenue and cash and, based on input from Aon Hewitt, intends to use awards granted pursuant to the Incentive Plan as a significant percentage of 2014 senior management incentive compensation. The compensation committee believes that doing so will strongly link senior management and stockholder interests.
The compensation committee believes compensation for our executive officers is within an acceptable range of compensation paid to executives with comparable qualifications, experience and responsibilities who are with companies that are of reasonably comparable size, which is somewhat lower than comparable positions in the same or similar business as represented by the peer group. The compensation committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.
Sustained Performance
Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic business goals are met, including such factors as the introduction of new technology and services for customers, growth through acquisitions, excellent customer satisfaction, efficient utilization of capital and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and our values are fostered.

Compensation Objectives
There are three primary objectives of our executive compensation program.
First, we must attract and retain superior talent to lead our operations and growth while controlling the cost associated with this leadership. Our capital structure requires us to distribute a significant percentage of our operating cash flow in the form of principal and interest on our debt. Consistent quarterly operations and cash accretive growth through acquisitions have historically been, and continue to be, critical to meeting our cash requirements. A stable senior leadership team positively impacts the accomplishment of these goals. The rural nature of a material portion of our Company adds complexity to this challenge.
Second, the compensation program must effectively tie pay and benefits to broad responsibilities and improved performance against measurable targets. Specific financial targets are set for the Company each year. The combination of base pay and incentive bonus must motivate management to take the actions necessary to meet the targets on a quarterly and annual basis, without impacting our longer-term viability.
Finally, the executive compensation program must properly incentivize the executive team to grow our business, deliver returns for our stockholders and strengthen our balance sheet. Accordingly, we are asking the holders of Class A shares to approve the Incentive Plan at the Annual Meeting. As described in greater detail elsewhere in this proxy statement, the Incentive Plan will allow us, among other things, to grant certain types of equity compensation, in an amount not to exceed 10% of our total voting and economic interest, to our senior management.
Compensation Components
To meet these three objectives, annual compensation is currently divided into three elements for our executive officers: base salary; bonuses; and employee benefits. However, pursuant to the Incentive Plan, we will be able, among other things, to grant certain types of equity compensation to our senior management. The compensation committee determines the optimal mix of compensation components, as well as total targeted compensation. Where appropriate and necessary, these factors are incorporated in employment agreements with senior executives.
Base Salary.   Base pay is distributed on a periodic basis and recognizes the daily performance required to lead the Company. The base salary for executive officers was set using broad industry information, as well as our peer company analysis. The changes reflect a continued decrease in base salary as a percentage of total targeted compensation. Changes in annual base salaries will continue to be tied to appropriate market data, as well as individual performance of assigned responsibilities and changes in the scope of responsibilities. Targeted performance criteria vary for each executive officer based on his or her respective area of responsibility. Subjective performance criteria include an executive officer’s ability to recruit and retain qualified employees; manage his or her area of responsibility effectively and efficiently; interface with market and regulatory bodies in his or her jurisdiction; and collaborate with other executive officers to enhance the overall growth and success of the Company. The compensation committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria.
Bonuses.   Bonus incentives are generally paid annually and are tied to meeting established budget targets of EBITDA, revenue and cash or net debt. Bonus levels as a percentage of base pay are established for each executive officer by the compensation committee based on broad industry norms and are approved by the Board. In 2012 and 2013, the targeted EBITDA levels were $46.1 million and $32.5 million, respectively. Our Chief Executive Officer’s and Chief Financial Officer’s performance bonus potential was 75% and 48%, respectively, of their base salary in 2013 and remains the same in 2014. In 2013, performance bonus potential for other members of the executive management team varied from 32% to 41% of base salary. Based on predetermined performance ranges, there may not be bonus payouts or bonus payouts may vary from an aggregate of 75% to 110% of targeted bonus levels. The Company’s EBITDA performance for 2013 was 98% of its targeted level.
Bonus amounts may be adjusted downward based on a combination of corporate and individual performance characteristics as determined by our Chief Executive Officer and confirmed by the compensation committee once audited financial results are available for the previous year. In 2013, our

Chief Executive Officer evaluated all senior executives’ individual contribution and provided them with feedback. The compensation committee performed a review on our Chief Executive Officer’s performance and provided him with feedback.
Employee Benefits.   In 2013, we provided all employees with a benefits package that included health care, dental, life and disability insurance, with a vision care option. The Company pays for the majority of individual employee coverage while the cost of family coverage is borne primarily by the employee. Employees may participate in either of two high-deductible health plan options that are provided and can enroll in a health savings account. Employees may also elect to participate in additional coverage, as well as make pre-tax contributions to a flexible savings account. In 2013, we matched 100% of employees’ contributions to a 401(k) savings plan for up to 6% of their compensation. In 2014, we will match 75% of employees’ contributions to a 401(k) savings plan for up to 6% of their compensation. Each named executive officer also receives the use of a Company-provided vehicle.
Restatement of Results
If we restate results which materially change the performance measures used for executive compensation, appropriate adjustments would be made to executive compensation.
Compensation of Chief Executive Officer
The compensation committee believes that Mr. Weaver’s annual compensation has been set at a level that is competitive with other companies in our industry, based on industry comparisons and taking into consideration the effectiveness of Mr. Weaver’s leadership of the Company and our success in attaining our goals. The Board concurs with this view.
Federal Tax Considerations
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to a named executive officer in a taxable year. However, compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of Section 162(m).
At the present time, the compensation committee believes that it is unlikely that the compensation paid to any named executive officer will exceed $1 million in a taxable year. However, the Incentive Plan has been designed to comply with the Section 162(m) limitations. The compensation committee intends to continue to evaluate the effects of Section 162(m) and any applicable Treasury regulations and will grant compensation awards in the future in a manner consistent with our best interests.
Consideration of Prior Stockholder Advisory Vote on Executive Compensation
At the annual meeting of stockholders held on August 12, 2013, we held an advisory vote on executive compensation. Approximately 73.1% of the votes cast at that meeting approved the compensation of our named executives. The compensation committee considered the results of that vote when determining the Company’s 2014 compensation policies, and decided to ask the holders of Class A shares to approve the Incentive Plan at the Annual Meeting, so that the structure of our executive compensation program can more closely mirror the mix of cash and equity in our peer companies and stockholder and management interests can be better aligned.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis appearing above with management. Based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.
THE COMPENSATION COMMITTEE
Andrew Meyers, Chairman
Norman C. Frost
Stephen P. McCall

Executive Compensation
The following table sets forth all compensation awarded to, earned by or paid to our Principal Executive Officer, our Principal Financial Officer and our three other most highly paid executive officers (based on total compensation for 2013) during the years ended December 31, 2011, 2012 and 2013. During the years ended December 31, 2011, 2012 and 2013, we did not have any stock-based plans for our executive officers. However, on June 18, 2013, the Board adopted the Incentive Plan and, at the Annual Meeting, we are asking the holders of Class A shares to approve the Incentive Plan. The Board approved a long-term incentive plan for executive management that became effective for the 2009 fiscal year. The awards totaling $164,875 made under that long-term incentive plan for 2010 were paid in 2013. The compensation committee did not recommend any awards under the long-term incentive plan in 2011, 2012 or 2013.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(2) ($)		All Other Compensation(3) ($)	Total ($)
Michael D. Weaver(1) Director, President and Chief Executive Officer	2013	414,234	278,071		17,615	709,920
	2012	401,744	60,621		16,982	479,347
	2011	383,152	—		16,165	399,317

Curtis L. Garner, Jr. Chief Financial Officer and Secretary	2013	246,208	110,555		19,578	376,341
	2012	236,063	27,691		16,248	280,002
	2011	230,359	—		16,355	246,714

Robert J. Souza Senior Vice President and General Manager – New England	2013	211,994	70,815		27,434	310,243
	2012	206,003	98,892	(4)	19,747	324,642
	2011	199,992	—		21,799	221,791

Dennis K. Andrews Senior Vice President and General Manager – Alabama & Missouri	2013	216,600	70,815		23,981	311,396
	2012	210,916	16,392		13,979	241,287
	2011	215,761	—		17,305	233,066

Edwin D. Tisdale Senior Vice President – New England Support Services	2013	175,462	60,835		14,892	251,189
	2012	174,052	13,527		12,129	199,708
	2011	151,683	—		10,664	162,347

(1)
  Mr. Weaver does not receive any compensation for his services as a director.
(2)
  Reflects cash bonuses earned for performance in 2012 and 2013, and paid in 2013 and 2014, respectively, after Board approval. No cash bonuses for performance were earned in 2011.
(3)
  Reflects the value of our matching contribution to our 401(k) plan, a one-time $350 payment to each employee’s health savings account in 2011 and the value of the individual’s personal use of a Company-provided vehicle.
(4)
  Reflects one time award in 2012 associated with five year “stay bonus.”

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2013

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)

Michael D. Weaver	3/11/2013	(1)	0	290,414	332,524
Curtis L. Garner, Jr.	3/11/2013	(1)	0	115,462	132,204
Robert J. Souza	3/11/2013	(1)	0	73,958	84,682
Dennis K. Andrews	3/11/2013	(1)	0	73,958	84,682
Edwin D. Tisdale	3/11/2013	(1)	0	60,835	72,748

(1)
  Annual performance bonus grant associated with employment agreement.
Outstanding Equity Awards at December 31, 2013
There were no equity awards outstanding at December 31, 2013.
Option Exercises and Stock Vested for the Fiscal Year Ended December 31, 2013
No stock options were exercised, nor did any stock vest, in 2013.
Pension Benefits
We do not have any pension plans.
Non-Qualified Deferred Compensation
We do not have any non-qualified deferred compensation.
Management Employment and Severance Agreements
Agreement with Michael D. Weaver.   We entered into an amended and restated employment agreement with Michael D. Weaver on March 11, 2009, effective January 1, 2009, which agreement was amended on March 5, 2010, effective January 1, 2010, and which will remain in effect unless terminated by the Company or Mr. Weaver for any reason or by death or disability. Under this agreement, Mr. Weaver will receive an annual base salary of $410,000, an annual bonus, the use of a Company automobile and standard medical and other benefits in 2014.
If we terminate Mr. Weaver’s employment without cause or due to death or disability, he will be entitled to receive severance benefits consisting of a lump sum payment equal to two times his annual base salary and a lump sum payment equal to the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, if he had been employed by the Company through the end of the full fiscal year in which the termination occurred. In addition, if Mr. Weaver’s employment is terminated without cause or due to death or disability, he and his family will be entitled to continue to participate in the Company’s welfare and benefit plans for two years following the date of his termination. Mr. Weaver’s employment agreement provides that he will be restricted from engaging in competitive activities for one year after the termination of his employment.
The term “without cause” is defined in Mr. Weaver’s agreement as a termination for any reason other than (1) conviction of a felony, stolen funds or other fraudulent conduct; (2) willful misconduct or gross negligence materially injurious to the Company; (3) failure or refusal to comply with directions of the Board; or (4) a breach of the terms of his employment agreement. Termination as a result of a change of control of the Company would be considered “without cause.” The term “death or disability” means the death of Mr. Weaver or Mr. Weaver’s inability to perform his duties and obligations for any 90 days during a period of 180 consecutive days due to mental or physical incapacity.

Agreement with Curtis L. Garner, Jr.   We entered into an amended and restated employment agreement with Curtis L. Garner, Jr. on March 11, 2009, effective January 1, 2009, which agreement was amended on March 5, 2010, effective January 1, 2010, and which will remain in effect unless terminated by the Company or Mr. Garner for any reason or by death or disability. Under this agreement, Mr. Garner will receive an annual base salary of $246,000, an annual bonus, the use of a Company automobile and standard medical and other benefits in 2014.
If we terminate Mr. Garner’s employment without cause or due to death or disability, he will be entitled to receive severance benefits consisting of a lump sum payment equal to his annual base salary and a lump sum payment equal to the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, if he had been employed by the Company through the end of the full fiscal year in which the termination occurred. Mr. Garner’s employment agreement provides that he will be restricted from engaging in competitive activities for six months after the termination of his employment.
The term “without cause” is defined in Mr. Garner’s agreement as a termination for any reason other than (1) conviction of a felony, stolen funds or other fraudulent conduct; (2) willful misconduct or gross negligence materially injurious to the Company; (3) failure or refusal to comply with directions of the Board; or (4) a breach of the terms of his employment agreement. Termination as a result of a change of control of the Company would be considered “without cause.” The term “death or disability” means the death of Mr. Garner or Mr. Garner’s inability to perform his duties and obligations for any 90 days during a period of 180 consecutive days due to mental or physical incapacity.
Agreements with Other Senior Executives.   We entered into employment agreements with Dennis K. Andrews during 2006, Robert J. Souza during 2008 and Edwin D. Tisdale during 2009, each of which was amended on March 4, 2011, effective January 1, 2011, and each of which will remain in effect until termination by us or the applicable individual for any reason or by the individual’s death or disability. Under these agreements, each of Messrs. Andrews’, Souza’s and Tisdale’s annual bonus is targeted to be no greater than 38% of base salary.
If we terminate an individual’s employment without cause, that individual will be entitled to receive severance benefits consisting of his annual base salary for six months following the date of his termination plus the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, had he been employed by us through the end of the full fiscal year in which the termination occurred. Each individual’s employment agreement provides that he will be restricted from engaging in competitive activities for six months after the termination of his employment.
The terms “without cause” and “death or disability” have the same meanings in these agreements as such terms have in Mr. Weaver’s and Mr. Garner’s amended and restated employment agreements.
Estimated Potential Termination Payments.   The table below provides estimates of the value of payments and benefits that would become payable if the named executive officers were terminated in the manner described below, in each case based on the assumptions described in the table’s notes.

Potential Termination Payments

		Type of Termination of Employment(1)
Name (Position)	Type of Termination Payment	Involuntary Termination Without Cause(2)	Death or Disability	Termination Upon a Change of Control
Michael D. Weaver (Director, President and Chief Executive Officer)	Annual Bonus	$278,071	$278,071	$278,071
	Cash Severance	796,000	796,000	796,000
		$1,074,071	$1,074,071	$1,074,071
Curtis L. Garner, Jr. (Chief Financial Officer and Secretary)	Annual Bonus	$110,555	$110,555	$110,555
	Cash Severance	239,000	239,000	239,000
		$349,555	$349,555	$349,555
Robert J. Souza (Senior Vice President and General Manager – New England)	Annual Bonus	$70,815	$—	$70,815
	Cash Severance	106,000	—	106,000
		$176,815	$—	$176,815
Dennis K. Andrews (Senior Vice President and General Manager – Alabama & Missouri)	Annual Bonus	$70,815	$—	$70,815
	Cash Severance	106,000	—	106,000
		$176,815	$—	$176,815
Edwin D. Tisdale (Senior Vice President – New England Support Services)	Annual Bonus	$60,835	$—	$60,835
	Cash Severance	90,000	—	90,000
		$150,835	$—	$150,835

(1)
  All data in the table reflects estimates of the value of payments and benefits assuming the named executive officer was terminated on December 31, 2013. Assuming that the named executive officer was terminated on December 31, 2013, there would not have been any stock-based components to the compensation plans or defined benefit plans for the Company. Disability benefit plan payments available to all employees are not included.
(2)
  The amounts listed in this column would not be payable if the named executive officer voluntarily resigns or is terminated for cause.

Director Compensation
The non-employee members of the Board received annual cash compensation of $52,000, paid in four quarterly installments, as a retainer for their services and participation in quarterly Board and committee meetings in 2013. The non-executive chair of the Board started receiving additional annual cash compensation of $20,000, paid in quarterly installments, beginning on October 1, 2013. The chairs of the audit, compensation and nominating and corporate governance committees received additional annual cash compensation of $7,500, $2,500 and $2,500, respectively, paid in quarterly installments through September 30, 2013 and $12,500, $7,500 and $5,000, respectively, beginning on October 1, 2013. In addition, non-employee members of the Board are paid $1,000 for any additional called Board or committee meetings and $500 for any Board or committee conference calls. Non-employee members of the Board do not currently receive any non-cash compensation, including stock awards, options awards, non-equity incentive compensation, pension contributions, personal benefits, deferred benefits or any similar form of compensation. The non-employee members of the Board are reimbursed for travel, lodging and other reasonable expenses, as incurred. Payments are made in arrears after the completion of each quarter, as reflected on Internal Revenue Service Form 1099. The total compensation of the non-employee members of the Board for 2013 is shown in the following table:
Director Compensation for the Fiscal Year Ended December 31, 2013

Name	Fees Earned or Paid in Cash ($)	Total ($)
William Bak(1)	$25,210	$25,210
Norman C. Frost	$37,286	$37,286
Robert E. Guth(1)	$23,714	$23,714
Howard J. Haug	$71,750	$71,750
Stephen P. McCall	$67,750	$67,750
Andrew Meyers	$66,254	$66,254
William F. Reddersen(1)	$25,714	$25,714
Brian A. Ross	$35,286	$35,286
Gary L. Sugarman	$37,161	$37,161

(1)
  On May 24, 2013, in connection with our emergence from bankruptcy, Messrs. Bak, Guth and Reddersen ceased to be members of the Board.
Other Relationships and Transactions with Executives
Registration Agreement
On May 24, 2013, in connection with our emergence from bankruptcy, we entered into a registration agreement with the holders of Class B shares.
Pursuant to the registration agreement, the holders of a majority of the Class B shares will generally be able to require us to register all or part of their Class B shares under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-1, or any similar long-form registration, on up to two occasions in any 12-month period or, if available, on Form S-3, or any similar short-form registration, on up to four occasions in any 12-month period, subject to certain limitations set forth in the registration agreement.
In addition, pursuant to the registration agreement, whenever we register any of our equity securities under the Securities Act (including any registration of our securities by a third party), other than pursuant to a registration described in the preceding paragraph, pursuant to a registration on Form S-4 or Form S-8 or any successor or similar forms or in connection with our initial public offering of equity securities, the holders of Class B shares will generally be able to require the Company to include their Class B shares in such registration, subject to certain limitations set forth in the registration agreement.

Whenever the holders of Class B shares require us to register any of their Class B shares pursuant to the registration agreement, we will generally be required to bear all expenses of such registration, other than underwriting discounts and commissions.
The registration agreement contains customary indemnification and contribution rights and obligations of the parties thereto.
Stockholders’ Agreement
On May 24, 2013, in connection with our emergence from bankruptcy, we entered into a stockholders’ agreement with the holders of Class B shares.
Pursuant to the stockholders’ agreement, a holder of Class B shares may not transfer, or agree to transfer, any of its equity interests in the Company, unless (1) the transfer is to a person or entity that has certain affiliations with such holder, is to another holder of Class B shares or is otherwise permitted under our senior credit facility and (2) the transferee executes a joinder to the stockholders’ agreement, agreeing to be bound by and to comply with all applicable provisions of the stockholders’ agreement. In addition to the above, the stockholders’ agreement generally provides that a holder of Class B shares may not transfer, or agree to transfer, any of its Class B shares to a third party, unless such holder also transfers to such third party a ratable portion of its rights and obligations under our senior credit facility.
Except as set forth in the following sentence, whenever we propose to issue equity securities, or securities exercisable, convertible or exchangeable for equity securities, a holder of Class B shares, or its designee, will have a preemptive right under the stockholders’ agreement to maintain such holder’s percentage ownership in the Company. The preemptive right described in the previous sentence will not apply to securities issued or issuable: (1) in a strategic partnership, joint venture or similar financing transaction; (2) in connection with any bank financing or similar transaction; (3) in connection with certain merger and acquisition activities; (4) to officers, directors or employees of, or advisors or consultants to, the Company or any of its subsidiaries pursuant to a stock incentive plan; (5) upon the conversion of Class B shares into Class A shares pursuant to the provisions of our certificate of incorporation; and (6) to finance the redemption of Class B shares pursuant to our redemption rights under the stockholders’ agreement, which are described in the following paragraph.
The stockholders’ agreement also provides that, within 15 days after all of our outstanding obligations under our senior credit facility have been satisfied in full and all of the commitments of the lenders under our senior credit facility have been terminated in accordance with the provisions thereof, we may elect, at our option, to redeem all, but not less than all, of the outstanding Class B shares. Such redemption would be required to occur as promptly as reasonably practicable, and, in any event, within 30 days, after the holders of Class B shares receive notice of the redemption from us. The redemption price that we would be required to pay for the Class B shares would be equal to (1) 5% of the outstanding principal obligations under our senior credit facility as of May 24, 2013, if the redemption occurs on or before March 31, 2015 and (2) 7.5% of the outstanding principal obligations under our senior credit facility as of May 24, 2013, if the redemption is effected after March 31, 2015 and on or before March 31, 2016. Our right, under the stockholders’ agreement, to redeem the outstanding Class B shares will terminate on March 31, 2016.
In addition, the stockholders’ agreement provides that, so long as a holder of Class B shares holds at least 15% of the Class A and Class B shares acquired by all of the holders of Class B shares on May 24, 2013, such holder will have the right to designate an individual to attend each meeting of the Board and each committee thereof, as an observer, without voting rights, at the expense of such holder.
The stockholders’ agreement also contains customary representations and warranties from the holders of Class B shares, as well as customary information rights, confidentiality and termination provisions.
Review, Approval and Ratification of Related Party Transactions
In general, we do not expect to enter into any related party transactions. However, if we were presented with a potential related party transaction, our Chief Executive Officer would review such transaction and would recommend that the Board approve any transaction that was expected to benefit us. Because we do not expect to enter into any related party transactions, our policies and procedures relating to the review, approval and ratification of such transactions are not in writing.

Proposal 1
Election Of Directors
Seven directors are to be elected by the holders of Class A shares at the Annual Meeting. The Board has recommended Norman C. Frost, Howard J. Haug, Stephen P. McCall, Andrew Meyers, Brian A. Ross, Gary L. Sugarman and Michael D. Weaver (each currently serving as a director of the Company) as nominees for election. If elected at the Annual Meeting, each of the nominees would serve until the annual meeting of stockholders to be held in 2015 and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.
The Board believes that each nominee for director has valuable individual skills and experience that, taken together, provide us with the variety and depth of knowledge, judgment and vision necessary to provide oversight and guidance to our Company, as indicated by their biographies. All nominees for director have background experience in the telecommunications and/or information technology industries and in leading organizations utilizing mergers and acquisitions for growth. Four of our current directors are or have served as President, Chief Operating Officer and/or Chief Financial Officer of public companies (or material divisions thereof). Two of our current directors have significant marketing and sales leadership experience and six of our current directors have been directly involved in investment banking and lending transactions. The Board, under the direction of the nominating and corporate governance committee, also conducts annual peer and self-evaluations as a way to analyze the benefits each director brings to the Board.
Directors
The following table sets forth the names and positions of our current directors (each of which is up for re-election to the Board at the Annual Meeting), as well as their ages, as of April 11, 2014:

Name	Age	Position
Stephen P. McCall	43	Chairman
Michael D. Weaver	61	President, Chief Executive Officer and Director
Norman C. Frost	59	Director
Howard J. Haug	63	Director
Andrew Meyers	45	Director
Brian A. Ross	56	Director
Gary L. Sugarman	61	Director

Information on the Director Nominees
Set forth below is biographical information for each person nominated for election to the Board at the Annual Meeting.
Norman C. Frost has served as a director of the Company since May 24, 2013. Mr. Frost is currently a private investor. He served on the Board of Directors of Iowa Telecom from 2006 until its acquisition by Windstream in 2010. Mr. Frost worked as an investment banker for over 25 years, focusing primarily on the telecommunications industry, where he executed a wide range of assignments for his clients, including international and domestic mergers and acquisitions, valuations, public and private equity and debt offerings and project financings. He was a Managing Director of Legg Mason Wood Walker, Inc. and head of that firm’s Technology sector in the Investment Banking Department from 1998 to 2005. Prior to joining Legg Mason, Mr. Frost was a Managing Director in the Communications Group at Bear, Stearns & Co. Inc. and started his investment banking career at The First Boston Corporation. Mr. Frost’s experience in the telecommunications industry brings us important telecommunications knowledge and his investment banking experience provides insight into acquisitions and structuring debt and equity transactions, each of which makes him a valuable asset to the Board, the compensation committee and the nominating and corporate governance committee.
Howard J. Haug was appointed as a director of the Company on December 21, 2004 upon the closing of our initial public offering. Mr. Haug has served as Executive Vice President, Treasurer and Chief Investment Officer of Space Florida, an independent district and subdivision of the State of Florida that is responsible for promoting and developing Florida’s aerospace industry, since December 2011. In this role, he is responsible for the oversight of Space Florida’s assets and investments. From September 2007 to December 2011, he served as Space Florida’s Senior Vice President and Chief Financial Officer. Prior to joining Space Florida, he was Chief Financial Officer of Healthfair USA, a privately held mobile preventive health care screening company, from April 2007 to September 2007 and Senior Vice President of Administration and Chief Financial Officer of Enterprise Florida from March 2003 to April 2007. As Chief Financial Officer for each of the listed entities, he was responsible for all financial matters including reporting, financial planning, budgeting, treasury functions and operations results analysis. Before joining Enterprise Florida, he spent 13 years with AT&T’s BellSouth unit. Prior to his career with BellSouth, he worked with PricewaterhouseCoopers and Ernst & Young and is a certified public accountant. His roles at Space Florida, Enterprise Florida, BellSouth and at PricewaterhouseCoopers included management responsibility of merger and acquisition activities, public placement of stock and debt and regulatory reporting. He serves as one of our audit committee financial experts. Mr. Haug’s experience with AT&T brings important telecommunications knowledge to the Company. His credentials as a certified public accountant and work as a chief financial officer of various entities makes him a valuable asset to the Board, the audit committee (which he chairs) and the nominating and corporate governance committee.
Stephen P. McCall was appointed Chairman of the Board on June 18, 2013. Mr. McCall has served as a director of the Company and its predecessor Rural LEC Acquisition LLC since January 1999 and served as Chairman of the Board of Rural LEC Acquisition LLC until the closing of our initial public offering on December 21, 2004. He has more than 15 years of private equity investing experience focused on growth capital and buyout investments in the telecommunications sector. He founded and is currently a Managing Member of Blackpoint Equity Partners LLC, a private equity investment firm. Prior to founding Blackpoint, he was a General Partner at Seaport Capital, a private equity investment firm, where he was employed from 1997 through 2007. Previously, Mr. McCall worked at Patricof & Co. Ventures, a private equity investment firm, and Montgomery Securities in the Corporate Finance Department. Mr. McCall is a director of Trump Entertainment Resorts, Inc. and several private companies. In addition, from November 2009 to May 2011, Mr. McCall was a director of Ambassadors International, Inc. Mr. McCall’s experience in private equity investing and portfolio management, which is focused on the telecommunications industry, provides relevant insight into analyzing potential acquisitions, raising equity, debt financing and advising on Company strategy, making him a valuable asset to the Board and to compensation committee.
Andrew Meyers has served as a director of the Company and its predecessor since October 2003. A finance and strategy professional, he currently is a Principal in Gryphon Investors, a private equity firm that focuses on making control investments in middle market companies operating in business services, consumer products and services, healthcare services, general industries and education. Prior to Gryphon Investors, from March 2009 to September 2013, he was a Partner at merchant bank GroupArgent, where he led the firm’s investment activities in communications, technology and internet-related businesses. Previously, he was a Principal at Seaport Capital, a telecommunications and media focused private equity firm from 2001 to 2007 where he worked with management teams to establish strategic direction and the tactical processes by which to execute on those strategies, including financing, business development, marketing, product/service development and mergers and acquisitions. He also served in both the Industrial Technology and Leveraged Finance teams at Deutsche Bank, as well as the corporate finance team of MFS Communications, one of the early pioneers in competitive local telephony. Mr. Meyers’ experience in private equity investing and management, including involvement with telecommunications properties, provides valuable insight into analyzing acquisitions for the Company. His investment banking leadership provides insight into structuring debt and equity transactions, making him a valuable asset to the Board, the audit committee and the compensation committee (which he chairs).

Brian A. Ross has served as a director of the Company since May 24, 2013. Mr. Ross is currently an independent consultant. Until December 2012, Mr. Ross served as President and Chief Executive Officer of KnowledgeWorks, an educational non-profit that provides innovative methodologies to teachers, administrators and local community leaders to more effectively prepare their students for college and 21st century careers. Prior to joining KnowledgeWorks, Mr. Ross served in various financial and operations roles in a 13-year tenure at Cincinnati Bell, including Chief Financial Officer and Chief Operating Officer. Mr. Ross has also served in various financial capacities for US Shoe, Student Loan Funding and The Mead Corporation. He serves on the Board of Directors for Alaska Communications, where he is a member of the audit committee and is the chairperson of the compensation committee. He serves as one of our audit committee financial experts. Mr. Ross’ experience as a senior officer with Cincinnati Bell, and his other experience in the telecommunications industry, gives him important telecommunications knowledge, making him a valuable asset to the Board and the audit committee.
Gary L. Sugarman has served as a director of the Company since May 24, 2013. Mr. Sugarman is Managing Member of Richfield Capital Partners, a venture fund formed in May 2010 to provide working capital investments in the technology/media sectors and a principal of Richfield Associates, a telecom investment/merchant bank which he founded in 1993. Over a 20-year period, Mr. Sugarman has invested in and operated numerous telecom/data companies through these entities. Mr. Sugarman sits on the Board of Directors of Telephone and Data Systems, Inc., a publicly-traded telecom company with both wireless and wireline assets, and LICT Corp., which owns telecom operating companies and other telecom assets. Mr. Sugarman was, from November 2010 to April 2013, Executive Chairman/Investor - FXecosystem Inc., a private company based in London, and, from 2007 until 2010, Executive Chairman/Investor - Veroxity Technology Partners, a metro fiber provider in Boston. He also served as Chairman of the Board of Directors and Chief Executive Officer of Mid Maine Communications, a facilities-based telecommunications company he co-founded in 1994, until its sale in 2006 to Otelco. Mr. Sugarman’s experience in the telecommunications industry brings us important telecommunications knowledge and his investment experience provides insight into acquisitions and structuring debt and equity transactions, each of which makes him a valuable asset to the Board and the nominating and corporate governance committee (which he chairs).
Michael D. Weaver has served as our President, Chief Executive Officer and a director of the Company and its predecessor Rural LEC Acquisition LLC since January 1999. From December 21, 2004, upon the closing of our initial public offering, to June 18, 2013, he also served as Chairman of the Board. Prior to this time, he spent 10 years with Oneonta Telephone Co., Inc., the predecessor to Otelco Telephone, serving as Chief Financial Officer from 1990 to 1998 and General Manager from January 1998 to January 1999. Mr. Weaver has provided the leadership for nine acquisitions and the subsequent successful integration into the Company. His background in both finance and operations, as well as his extensive experience with the Company and in the telecommunications industry, make him not only an effective leader of the business but also an effective director.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.
Independence of Directors
Messrs. Frost, Haug, McCall, Meyers, Ross and Sugarman have no involvement with any company or individual that is either a supplier, consultant or customer of the Company, do not serve in any additional paid advisory capacity with the Company and are independent directors under the Exchange Act and the NASDAQ Stock Market’s listing standards. In addition, Messrs. Bak, Guth and Reddersen, who each ceased to be members of the Board upon our emergence from bankruptcy on May 24, 2013, had no involvement with any company or individual that is either a supplier, consultant or customer of the Company, did not serve in any additional paid advisory capacity with the Company and were independent directors under the Exchange Act and the NASDAQ Stock Market’s listing standards. There are no family relationships among Messrs. Bak, Guth and/or Reddersen, any of our directors and/or any of our executive officers.

Director Voting
Generally, each director is entitled to one vote on every matter to be voted on by the Board. However, following the occurrence of certain triggering events set forth in our certificate of incorporation, but prior to the indefeasible payment in full of all of our outstanding obligations under our senior credit facility and the termination of all commitments of the lenders under our senior credit facility, each of the Special Directors will be entitled to two votes on every matter to be voted on by the Board, whereas the other directors will still only be entitled to one vote on every matter to be voted on by the Board; provided, that if there is a vacancy among the Special Directors, then the votes of the remaining Special Directors will be increased on a pro rata basis to provide the Special Directors with an aggregate of six votes on all matters to be voted on by the Board. In addition, prior to the indefeasible payment in full of all of our outstanding obligations under our senior credit facility and the termination of all commitments of the lenders under our senior credit facility, in addition to any other vote required by applicable law, we may not file any voluntary bankruptcy proceeding without the approval of the Special Directors holding at least two-thirds of the votes then entitled to be cast by all of the Special Directors.
The Reorganization Cases
On March 24, 2013, the Company and each of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Reorganization Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in order to effectuate the Debtors’ joint prepackaged plan of reorganization (the “Plan”). On May 6, 2013, the Bankruptcy Court entered an order confirming the Plan. On May 24, 2013, the Debtors substantially consummated their reorganization through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms. Specifically, on May 24, 2013, pursuant to the Plan, among other things, (1) the holders of outstanding principal term loan obligations under our senior credit facility, or affiliates thereof, received their pro rata share of the Class B shares, (2) all of our then-outstanding senior subordinated notes were cancelled and the holders thereof received their pro rata share of the Class A shares, (3) all then-outstanding shares of our common stock were cancelled, (4) Messrs. Bak, Guth and Reddersen ceased to serve on the Board and (5) the number of directors of the Company was fixed at seven, and the Board consisted of Messrs. Frost, Haug, McCall, Meyers, Ross, Sugarman and Weaver. On August 22, 2013, the Bankruptcy Court issued a final decree closing the Reorganization Cases.

Proposal 2
Ratification of Appointment of
Independent Registered Public Accounting Firm
Our Relationship with Our Independent Registered Public Accounting Firm
The audit committee has appointed BDO USA, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2014, subject to ratification of this appointment by our stockholders. BDO USA, LLP provided audit services for both the three year period 2001 through 2003 and the interim periods of 2004 included in our initial public offering and audit services in 2004 through 2013 as a public company. BDO USA, LLP is knowledgeable about the Company and its financial statements. A representative of BDO USA, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

	2012	2013
Audit Fees	$377,761	$318,444
Audit-Related Fees	—	59,655
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$377,761	$378,099

Audit Fees
Audit fees for 2012 and 2013 include work related to the audits of the consolidated financial statements included in the Company’s Annual Reports on Form 10-K, reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and the audits of the effectiveness of our internal control over financial reporting required by the Sarbanes-Oxley Act of 2002.
Audit-Related Fees
There were no audit-related fees in 2012. Audit-related fees in 2013 include support for Securities and Exchange Commission and Bankruptcy Court filings and accounting consultation associated with our balance sheet restructuring, which were provided by BDO USA, LLP’s consulting division.
Tax Fees
No tax fees were billed in 2012 or 2013.
All Other Fees
No other fees were billed in 2012 or 2013.
The audit committee approved engagement letters for 100% of the services in advance of those services being provided.
Pre-Approval Policies and Procedures
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by BDO USA, LLP and the firm providing tax services for the Company. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other support services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of BDO USA, LLP or on an individual case-by-case basis before BDO USA, LLP is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
The affirmative vote of the holders of a majority of the Class A shares present in person or represented by proxy at the Annual Meeting will be required to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Proposal 3
Approval of the Incentive Plan
On June 18, 2013, the Board adopted the Incentive Plan. The purpose of the Incentive Plan is to promote the interests of the Company and its stockholders by aiding us in attracting and retaining employees, officers, consultants and non-employee directors capable of assuring our future success and to offer such persons incentives to put forth maximum efforts for the success of our business. The Incentive Plan will allow us to compensate employees, officers, consultants and non-employee directors through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning their interests with our stockholders. It also conserves cash for the Company, which can be used to reduce debt or invest in improvements to our plant and equipment, among other alternatives. Without the ability to include stock-based compensation as part of our overall compensation strategy, we will have difficulty retaining or hiring new senior management to effectively operate the Company. The Incentive Plan, including the aggregate number of Class A shares that may be issued under all equity-based awards made under the Incentive Plan, was approved by the Bankruptcy Court as part of our emergence from bankruptcy.
As of the date of this proxy statement, we have not issued any securities under an equity compensation plan and, other than the Incentive Plan, no equity compensation plan is currently in place. The Board believes that providing an equity-based compensation program is essential in attracting, retaining and motivating highly qualified employees, officers and non-employee directors. The Incentive Plan provides for the use of equity-based compensation and the flexibility of the Incentive Plan will allow future equity-based awards to be based on then-current objectives for aligning compensation with stockholder value.
The following is a summary of the material terms of the Incentive Plan and is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan is attached as Appendix A to this proxy statement.
Administration
The Incentive Plan will be administered by a committee of non-employee directors designated by the Board (the “Committee”). Currently, the Board has designated the compensation committee as the Committee to administer the Incentive Plan. The Committee will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, including conditions of forfeiture of awards, consistent with the provisions of the Incentive Plan. Subject to the provisions of the Incentive Plan, the Committee may amend the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has the authority to interpret the Incentive Plan and establish rules and regulations for the administration of the Incentive Plan. The Committee may delegate its powers under the Incentive Plan to one or more officers or directors of the Company, except that the Committee may not delegate its powers to grant awards to officers who are subject to Section 16 of the Exchange Act or in a way that would violate Section 162(m). The Board may also exercise the powers and duties of the Committee under the Incentive Plan at any time, unless the exercise of such powers and duties would cause the Incentive Plan not to comply with the requirements of Rule 16b-3 under the Exchange Act or Section 162(m).
Eligible Participants
Any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to us or any of our affiliates, who is a natural person and who is selected by the Committee, is eligible to receive an award under the Incentive Plan. However, the Incentive Plan provides that incentive stock options may only be granted to full-time or part-time employees (including, without limitation, officers and directors who are also employees) and that incentive stock options may not be granted to an employee of one of our affiliates unless that affiliate is also our subsidiary. As of April 11, 2014, eleven employees, nine officers, no consultants, no independent contractors, no advisors and six non-employee directors were eligible to receive awards under the Incentive Plan.

Class A Shares Available for Awards
The aggregate number of Class A shares that may be issued under all equity-based awards made under the Incentive Plan is 344,859. If all of the Class A shares authorized for issuance under the Incentive Plan had been issued and outstanding on the date of this proxy statement, they would have represented 10% of the total number of Class A and Class B shares outstanding.
The Incentive Plan provides that no person may be granted any award or awards denominated in Class A shares, for more than 137,944 shares, in the aggregate in any calendar year.
The Committee will adjust the number of Class A shares and Class A share limits described above in the case of a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects Class A shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Incentive Plan.
Types of Awards and Terms and Conditions
The Incentive Plan permits the granting of:
•
  stock options (including both incentive and non-qualified stock options);
•
  restricted stock; and
•
  stock awards.
Awards may be granted alone or in addition to, in tandem with or in substitution for any other award granted under the Incentive Plan or any of our other compensation plans. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law. Awards may provide that upon the grant, exercise or payment thereof, the holder thereof will receive cash, Class A shares, promissory notes (provided that the acceptance of those promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities or property, or any combination of these, in a single payment or transfer, in installments or on a deferred basis. The term of awards under the Incentive Plan will not be longer than 10 years from the date of grant.
In general, outstanding awards will be adjusted by the Committee in the case of a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects Class A shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Incentive Plan. However, notwithstanding the above, in the event of any merger, consolidation, reorganization or other similar corporate transaction or event involving us, or if we enter into a written agreement to undergo such a transaction or event, the Committee may provide (1) for the termination of an outstanding award, whether or not vested, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of the award or the realization of the rights of the holder thereof, (2) for the replacement of an outstanding award with other rights or property selected by the Committee, (3) for the assumption of an outstanding award by the successor or surviving corporation, or a parent or subsidiary thereof, or the substitution for similar options, rights or awards covering the stock of the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (4) for an outstanding award to be exercisable or payable or fully vested with respect to all Class A shares covered thereby on a date prior to the effective date of the transaction or event or (5) that an outstanding award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the transaction or event.
Each award agreement relating to an award under the Incentive Plan will provide that upon the consummation of a change in control of the Company, the award will become fully vested and that all restrictions relating to the award will lapse.
Stock Options
The holder of a stock option will be entitled to purchase a number of Class A shares at a specified exercise price during a specified time period, all as determined by the Committee. The exercise price may be payable in cash or, in the discretion of the Committee, in Class A shares, other securities or other property having a fair market value on the exercise date equal to the exercise price. Alternatively, the Committee may permit a stock option to be exercised by delivering to the holder thereof a number of Class A shares having an aggregate fair market value on the exercise date equal to the excess of the fair market value of the Class A shares underlying the stock option being exercised on the exercise date over the exercise price of the stock option for those Class A shares.
The exercise price per Class A share with respect to any stock option may not be less than the fair market value of a Class A share on the date of grant, unless the stock option is granted in substitution for a stock option previously granted by an entity acquired by us. Determinations of the fair market value of Class A shares under the Incentive Plan will be made in accordance with the methods and procedures established by the Committee. However, unless otherwise determined by the Committee, if Class A shares are traded on the NASDAQ Stock Market, the fair market value of Class A shares on a given date for purposes of the Incentive Plan will generally be the closing sale price of the Class A shares on the NASDAQ Stock Market on that date.
Restricted Stock
The holder of restricted stock will own Class A shares subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted stock or to receive any dividends with respect to the restricted stock) for a specified time period determined by the Committee. If a holder of restricted stock’s employment or service as a director terminates during the vesting period of the restricted stock, the restricted stock will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions with respect to the restricted stock. Notwithstanding the above, the Committee may permit accelerated vesting of restricted stock awards in the case of the death, disability or retirement of the holder thereof, or a change in control of the Company.
The Committee is required to establish performance goals with respect to restricted stock awards under the Incentive Plan. Performance goals may be described solely by reference to absolute results of individual performance or organizational performance at various levels (for example, our performance or the performance on one of our subsidiaries, divisions, business segments or business units) or by reference to organizational performance relative to the comparable performance of other companies selected by the Committee. The performance goals applicable to a restricted stock award under the Incentive Plan will be based upon EBITDA, net earnings and/or any other criteria determined by the Committee, subject to compliance with Section 162(m). Restricted stock awards that are granted to individuals that may be “covered employees” under Section 162(m) and that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m), shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals established by the Committee within the time prescribed by Section 162(m), and will otherwise comply with Section 162(m).
Stock Awards
The Incentive Plan provides that the Committee may grant unrestricted Class A shares, subject to terms and conditions determined by the Committee and the limitations of the Incentive Plan.
Accounting for Awards
If any award entitles the holder thereof to receive or purchase Class A shares, the Class A shares covered by that award or to which that award relates will be counted against the aggregate number of Class A shares available for granting awards under the Incentive Plan. Awards that do not entitle the holder thereof to receive or purchase Class A shares and awards that are settled in cash will not be counted against the aggregate number of Class A shares available for granting awards under the Incentive Plan.
If any award is terminated, forfeited or cancelled without the issuance of Class A shares, or if Class A shares covered by an award or to which an award relates are not issued for any reason, then the Class A shares previously set aside for that award will be available for future awards under the Incentive Plan. If shares of restricted stock awarded under the Incentive Plan are forfeited or otherwise reacquired by us prior to vesting, those shares will again be available for awards under the Incentive Plan. Class A shares withheld as payment of the purchase or exercise price of an award or in satisfaction of tax obligations relating to an award will not be available again for granting awards under the Incentive Plan.

Duration, Termination and Amendment
The Incentive Plan states that it became effective upon its adoption by the Board on June 18, 2013. In the event that the Incentive Plan is not approved by the holders of Class A shares at the Annual Meeting, the Incentive Plan states that it will remain effective, but any incentive stock options issued under the Incentive Plan will be deemed to be non-qualified stock options.
No award will be granted under the Incentive Plan after June 18, 2023, or any earlier date of discontinuation or termination established by the Board. In addition, no awards intended to be “qualified performance-based compensation” within the meaning of Section 162(m) will be granted after the fifth year following the year in which our stockholders approved the performance goals relating to that award, unless and until the performance goals are reapproved by our stockholders.
The Board may amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, although stockholder approval must be obtained for any amendment to the Incentive Plan that would (1) require stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange that is applicable to us, (2) increase the number of Class A shares authorized for issuance under the Incentive Plan, (3) increase the award limits under the Incentive Plan, (4) permit repricing of stock options, (5) permit awards of stock options at a price less than the fair market value of a Class A share on the date of grant (other than in those circumstances that are already permitted by the Incentive Plan), (6) cause us to be unable to grant incentive stock options under the Incentive Plan or (7) cause Section 162(m) to become unavailable with respect to the Incentive Plan.
The Committee may correct any defect, supply an omission or reconcile any inconsistency in the Incentive Plan or in any award or award agreement in the manner and to the extent it deems desirable to implement or maintain the effectiveness of the Incentive Plan.
Prohibition on Repricing Stock Options
Without the approval of our stockholders, the Committee may not seek to effect any repricing of any previously granted “underwater” stock option (1) by amending or modifying the terms of that stock option to lower its exercise price, (2) by cancelling that stock option and granting either a replacement stock option having a lower exercise price or restricted stock or other stock award in exchange or (3) by repurchasing the underwater stock option, in each case, except in connection with a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects Class A shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Incentive Plan. A stock option will be considered to be “underwater” at any time when the fair market value of the Class A shares covered by that stock option is less than the exercise price of that stock option.
Transferability of Awards
Except as otherwise provided by the Committee, awards under the Incentive Plan (other than stock awards) may only be transferred by will or the laws of descent and distribution. In addition, awards under the Incentive Plan (other than stock awards) may not be pledged, alienated, attached or otherwise encumbered.
Federal Income Tax Consequences
Grant of Stock Options
The grant of stock options is not expected to result in any taxable income for the recipient and we will not be entitled to an income tax deduction in connection with a grant of stock options under the Incentive Plan.
Exercise of Stock Options
Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Class A shares acquired on the date of exercise over the exercise price, and we generally will be entitled, at that time, to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction.
Disposition of Class A Shares Acquired Upon Exercise of Stock Options
The tax consequences with respect to a disposition of Class A shares acquired through the exercise of a stock option will depend on how long the Class A shares have been held and whether the Class A shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequences to us in connection with the disposition of Class A shares acquired pursuant to a stock option, except that we may be entitled to an income tax deduction with respect to a disposition of Class A shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Restricted Stock
Unless a special election is made by the holder of a restricted stock award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the restricted stock received (determined as of the first time the restricted stock becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.
Stock Awards
With respect to awards granted under the Incentive Plan that are payable in Class A shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the Class A shares received (determined as of the date the Class A shares are received) over the amount (if any) paid for the Class A shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act
Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, Class A shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Class A Shares for Tax Obligation
Under the Incentive Plan, individuals receiving or exercising awards may, subject to the discretion of the Committee and upon such terms and conditions as the Committee may impose, deliver Class A shares (whether received upon the receipt or exercise of the award or previously owned by the individual receiving or exercising the award) to us to satisfy federal, state or local tax obligations.
Section 409A of the Internal Revenue Code
We intend for awards under the Incentive Plan to satisfy the requirements of Section 409A of the Internal Revenue Code, in order to avoid any adverse tax results thereunder, and the Committee will administer and interpret the Incentive Plan and all award agreements in a manner consistent with that intent. If any provisions of the Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences and no action taken to comply with Section 409A of the Internal Revenue Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Incentive Plan or any beneficiary thereof.

Registration with the Securities and Exchange Commission
We intend to file a Registration Statement on Form S-8, relating to the issuance of 344,859 Class A shares under the Incentive Plan, with the Securities and Exchange Commission pursuant to the Securities Act as soon as practicable after approval of the Incentive Plan by the holders of Class A shares.
New Plan Benefits
As of the date of this proxy statement, no awards had been granted under the Incentive Plan. In addition, the Committee, in its sole discretion, will determine the number and type of awards that will be granted under the Incentive Plan in the future. Accordingly, it is not possible to determine the benefits that will be received by individuals eligible to receive awards under the Incentive Plan. The closing price of a Class A share as reported on the NASDAQ Stock Market on April 1, 2014 was $4.86.
Securities Authorized for Issuance Under Equity Compensation Plans
As of the date of this proxy statement, we have not issued any securities under an equity compensation plan and, other than the Incentive Plan, no equity compensation plan is currently in place.
Approval of the Incentive Plan by the Holders of Class B Shares
Our certificate of incorporation provides that, so long as any Class B shares remain outstanding, we may not adopt a new equity incentive plan for our directors, employees or consultants without the written consent or affirmative vote of the holders of at least a majority of the outstanding Class B shares, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. On July 12, 2013, holders of a majority of the outstanding Class B shares executed a written consent approving the Incentive Plan.
The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the Incentive Plan is required to approve the Incentive Plan.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

Proposal 4
Advisory Approval of the Compensation
of Otelco’s Named Executives
As required by Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of our named executive officers as disclosed in the section of this proxy statement titled “Executive Compensation” and as described in the section of this proxy statement titled “Compensation Discussion and Analysis.” Otelco is committed to executive compensation that retains effective leadership of the Company and is appropriate when compared to other industry information. Stockholders should carefully read the section of this proxy statement titled “Compensation Discussion and Analysis,” which discusses in detail how our compensation policies and procedures implement our compensation philosophy. We are asking the holders of Class A shares to approve the Incentive Plan at the Annual Meeting. Other than with respect to the Incentive Plan, no new compensation plans have been introduced and no existing compensation plans changed from 2013 to 2014.
The vote is advisory and non-binding and will be considered by the compensation committee in determining future compensation of the Company’s named executive officers.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION RELATED TO THE ADVISORY APPROVAL OF THE COMPENSATION OF OTELCO’S NAMED EXECUTIVES:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative.”
Our current policy is to hold an advisory vote to approve the compensation of our named executive officers annually. Under this policy, the next advisory vote will occur at the annual meeting of stockholders to be held in 2015.

APPENDIX A
OTELCO INC. 2014 STOCK INCENTIVE PLAN
Section 1.
  Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.
Section 2.
  Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b) “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, or Stock Award granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(d) “Board” shall mean the Board of Directors of the Company.
(e) “Change in Control” shall have the meaning ascribed to such term in an Award Agreement between a Participant and the Company.
(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(g) “Committee” shall mean the committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m).
(h) “Company” shall mean Otelco Inc., a Delaware corporation, and any successor corporation.
(i) “Director” shall mean a member of the Board.
(j) “Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.
(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, if Shares are trading on the NASDAQ Stock Market, the

Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the NASDAQ Stock Market as reported on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading.
(m) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(n) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(q) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: earnings before interest, taxes, depreciation and amortization and net earnings or such other performance goals as the Committee may determine, subject to compliance with Section 162(m). Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) of the Code or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.
(r) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(s) “Plan” shall mean the Otelco Inc. 2014 Stock Incentive Plan, as amended from time to time.
(t) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.
(u) “Restricted Stock Unit” shall mean any unit granted under Section 6(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(v) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(w) “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
(x) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(y) “Securities Act” shall mean the Securities Act of 1933, as amended.
(z) “Shares” shall mean shares of Common Stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)  “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(bb)  “Stock Award” shall mean any Share granted under Section 6(c) the Plan.
Section 3.
  Administration
(a) Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b) Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m).
(c) Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m).
Section 4.
  Shares Available for Awards
(a) Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 344,859. Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 344,859 Shares, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock shall not exceed 344,859 Shares, subject to adjustment as provided in Section 4(c) of the Plan. If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.
(b) Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(c) Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
Notwithstanding the foregoing in this Section 4(c), in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company, or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee or the Board may, in its sole discretion, provide for any of the following:
(i)
  for either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 4(c), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;
(ii)
  that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)
  that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby at such date prior to the effective date of such event as may be determined by the Committee or the Board, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; or

(iv)
  that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.
In the event that the terms of any agreement between the Company or any Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 4(c), then this Section 4(c) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.
(d) Award Limitations Under the Plan.
(i)
  No Eligible Person may be granted any Award or Awards denominated in Shares, for more than 137,944 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.
Section 5.
  Eligibility
Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.
  Awards
(a) Options.    The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
  Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)
  Option Term.   The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.
(iii)
  Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Alternatively, the Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.
(iv)
  Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:
(A)
  The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.
(B)
  All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.
(C)
  Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.
(D)
  The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.
(E)
  Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.
(b) Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
  Restrictions.   Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a Change in Control.
(ii)
  Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.
(iii)
  Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.
(iv)
  Awards Based on Performance.   Restricted Stock and Restricted Stock Unit Awards granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Restricted Stock or Restricted Stock Unit Award granted, the amount of any payment or transfer to be made pursuant to any Restricted Stock or Restricted Stock Unit Award and any other terms and conditions of any Restricted Stock Award shall be determined by the Committee. Restricted Stock and Restricted Stock Unit Awards that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.
(A)
  Timing of Designations; Duration of Performance Periods.   For each Award intended to be “qualified performance-based compensation”, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of Performance Goals; provided that, with respect to such Performance Goals, the outcome is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.
(B)
  Certification.   Following the close of each performance period and prior to payment of any amount to a Participant with respect to an Award intended to be “qualified performance-based compensation,” the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(C)
  Payment of Awards.   Certified Awards shall be paid no later than two and one-half months following the conclusion of the applicable performance period; provided, however, that the Committee may establish procedures that allow for the payment of Awards on a deferred basis subject to the requirements of Section 409A. The Committee may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with an Award intended to be “qualified performance-based compensation,” but may not exercise discretion to increase such amount.
(D)
  Certain Events.   If a Participant dies or becomes permanently and totally disabled before the end of a performance period or after the performance period and before an Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid a pro-rated portion of the Award that the Participant would have received but for his or her death or disability.
(c) Stock Awards.   The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
(d) General.
(i)
  Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)
  Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
  Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
(iv)
  Term of Awards.   Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant.
(v)
  Limits on Transfer of Awards.    Except as otherwise provided by the Committee or in this Section 6(d)(v), no Award (other than a Stock Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. Notwithstanding the immediately preceding sentence, no Incentive Stock Option shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) at any time that such Participant holds such Option, provided that such transfers may not be for value (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
(vi)
  Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.
(vii)
  Prohibition on Option Repricing.   Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; or (B) Restricted Stock, or other Stock Award in exchange; or (iii) repurchasing the underwater Options. An Option will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option is less than the exercise price of the Option.
(viii)
  Acceleration of Vesting or Exercisability.   Each Award Agreement shall provide that upon the consummation of a Change in Control, such Award shall become fully vested and that all restrictions relating to such Award shall lapse, provided, however, that no Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.
(ix)
  Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in

Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.
Section 7.
  Amendment and Termination; Corrections
(a) Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:
(i)
  requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange that are applicable to the Company;
(ii)
  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)
  increases the number of shares subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(iii) of the Plan;
(iv)
  permit repricing of Options, which is currently prohibited by Section 6(h)(vii) of the Plan;
(v)
  permits the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option contrary to the provisions of Section 6(a)(i) and (ii) of the Plan; or
(vi)
  cause the Company to be unable to grant Incentive Stock Options under the Plan, or would cause Section 162(m) to become unavailable with respect to the Plan.
(b) Amendments to Awards.   Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Award in such a manner as to cause such Award not to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an

Award or beneficiary thereof. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):
(i)
  either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without any payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;
(ii)
  that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)
  that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or
(iv)
  that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.
(c) Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.
  Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.
  General Provisions
(a) No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c) Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Stockholders.   Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e) No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law.   The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h) Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i) No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
(m) Consultation With Professional Tax and Investment Advisors.   The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.
(n) Forfeiture.   All Awards under this Plan shall be subject to forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing provisions, unless otherwise provided by the Committee in the applicable Award Agreement, this Section 9(n) shall not be applicable to any Participant following a Change in Control.
(o) Blackout Periods.   Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.
Section 10.
  Effective Date of the Plan
The Plan shall be effective upon its adoption by the Board. The Board shall submit the Plan to the stockholders for approval within one year thereafter. In the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will remain effective, provided, however, that any Incentive Stock Options issued under the Plan shall be deemed to be Non-Qualified Stock Options.
Section 11.
  Term of the Plan
No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that in the case of a Performance Award intended to be “qualified performance-based compensation,” no such Award shall be granted under the Plan after the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals are re-approved by the stockholders. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐
YOUR VOTE IS IMPORTANT!
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.
PLEASE MARK THE APPROPRIATE BOX USING DARK INK ONLY.
↓   Please fold here – Do not separate   ↓
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

1.	Election of directors:	FOR	WITHHELD		FOR	WITHHELD
	Norman C. Frost	☐	☐	Howard J. Haug	☐	☐
	Stephen P. McCall	☐	☐	Andrew Meyers	☐	☐
	Brian A. Ross	☐	☐	Gary L. Sugarman	☐	☐
	Michael D. Weaver	☐	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

2.	Ratification of the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm:	☐ For	☐ Against	☐ Abstain

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE APPROVAL OF THE OTELCO INC. 2014 STOCK INCENTIVE PLAN.

3.	Approval of the Otelco Inc. 2014 Stock Incentive Plan:	☐ For	☐ Against	☐ Abstain

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OTELCO’S NAMED EXECUTIVES.

4.	Approval, on an advisory basis, of the compensation of Otelco’s named executives:	☐ For	☐ Against	☐ Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.
Date ________________________

Signature(s) in Box
Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign the full corporate name by duly authorized officer and affix corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

OTELCO INC.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 15, 2014
11:00 a.m. local time
Dorsey & Whitney LLP
51 West 52nd Street
9th Floor
New York, New York 10019

OTELCO INC. 505 Third Avenue East Oneonta, Alabama 35121	proxy

ANNUAL MEETING OF STOCKHOLDERS – MAY 15, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Otelco Inc. (the “Company”) hereby appoints Michael D. Weaver and Curtis L. Garner, Jr., and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote, as designated below, all of the Class A common stock of the Company held of record by the undersigned on March 17, 2014 at the Annual Meeting of Stockholders to be held at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019, at 11:00 a.m. local time on May 15, 2014, or any adjournments or postponements thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement dated April 11, 2014, subject to any directions noted on the reverse side of this proxy card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxy holders will vote for election of a substitute nominee proposed by management.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR the election of all nominees for director; FOR Proposal 2; FOR Proposal 3; and FOR Proposal 4. Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this proxy card.
See reverse for voting instructions.